CHANGE IN ACCOUNTING POLICY	9 Months Ended
Dec. 31, 2018
Disclosure Text Block [Abstract]
Accounting Changes and Error Corrections [Text Block]
2.	CHANGE IN ACCOUNTING POLICY

a)	Basis of presentation

On or about August 7, 2018, holders of the common stock and exchangeable shares of the Company approved, through a majority shareholder vote, an amendment to the Company’s Amended and Restated Certificate of Incorporation authorizing the Board of Directors to effect a reverse stock split of the Company’s common stock and exchangeable shares at a ratio up to one-for-one hundred and fifty (1:150).

On October 29, 2018, the Company completed a reverse stock split and thereafter Bionik’s common stock began trading on the OTCQB market on a one-for-one hundred and fifty (1:150) split-adjusted basis. As a result of the reverse stock split, every 150 shares of the Company’s then-existing common stock was converted into one share of the Company’s common stock. No fractional shares were issued in connection with the reverse stock split. All fractional shares created by the reverse split were rounded up to the next whole share. The reverse stock split automatically and proportionately adjusted, based on the one-for-one hundred fifty split ratio, all issued and outstanding shares of the Company’s common stock, as well as exchangeable shares and common stock underlying stock options, warrants and other derivative securities outstanding at the time of the effectiveness of the reverse stock split. The exercise price on outstanding equity based grants was proportionately increased, while the number of shares available under the Company’s equity-based plans was also proportionately reduced. The reverse stock split has no impact on the par value per share of Bionik’s common stock, which remains at $0.001. All current and prior period amounts related to share, share prices and earnings per share, warrant and options presented in the Company’s consolidated financial statements contained in this Quarterly report on Form 10-Q and the accompanying notes have been restated to give retrospective presentation for the reverse split.

b)	Change in accounting policy

The FASB issued ASU No. 2017-11,
Earnings Per Share (Topic 260) Distinguishing Liabilities From Equity (Topic 480) Derivatives and Hedging (Topic 815): Accounting for Certain Financial Instruments With Down Round Features II Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests With a Scope Exception
, allows a financial instrument with a down-round feature to no longer automatically be classified as a liability solely based on the existence of the down-round provision. The update also means the instrument would not have to be accounted for as a derivative and be subject to an updated fair value measurement each reporting period.

On consideration of the above factors, the Company elected to early adopt ASU 2017-11 on July 1, 2017. The ASU is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other organizations, the amendments are effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020.

The early adoption allows the Company to reduce the cost and complexity of updating the fair value measurement each reporting period and eliminate the unnecessary volatility in reported earnings created by the revaluation when the Company’s shares’ value changes.

The Company presented the change in accounting policy through the retrospective application of the new accounting principle to all prior periods, as described in ASU No. 250-10-45-5, Accounting Changes and Error Corrections.